Exhibit 32


                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                         AND THE CHIEF FINANCIAL OFFICER

           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to 18 U.S.C. Section 1350, the undersigned, William A. Rainville, chief executive officer, and Thomas M. O'Brien, chief financial officer, of Kadant Inc., a Delaware corporation (the "Company"), do hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended June 28, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 7, 2003                       /s/ William A. Rainville
                                             -----------------------------------
                                             William A. Rainville
                                             Chief Executive Officer



                                             /s/ Thomas M. O'Brien
                                             -----------------------------------
                                             Thomas M. O'Brien
                                             Chief Financial Officer



The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to Kadant Inc. and will be retained by Kadant Inc. and furnished to the Securities and Exchange Commission or its staff upon request.